SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2010

SPECTRASCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	000-13092 (Commission File Number)	41-1448837 (I.R.S. Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2010, Jim Hitchin, Chairman and Chief Executive Officer of SpectraScience, Inc. (the “Company”) resigned from his position as Chairman of the Board.  Mr. Hitchin will remain in his position as the Company’s Chief Executive Officer.  On the same day, the Board of Directors elected Mark McWilliams to serve as Chairman of the Board.

Item 8.01  Other Events

On October 13, 2010, the Company issued a press release regarding Mr. Hitchin’s resignation as Chairman of the Board and the appointment of Mr. McWilliams to serve as the Company’s Chairman of the Board.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated October 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2010	SPECTRASCIENCE, INC. By: /s/ Jim Dorst Jim Dorst Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 13, 2010